KAR Mid-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—94.9%
Communication Services—2.0%
Autohome, Inc. ADR(1)	171,468	$13,719
Consumer Discretionary—18.8%
Domino’s Pizza, Inc.	38,069	11,184
GSX Techedu, Inc. ADR(1)	907,305	19,834
MercadoLibre, Inc.(1)	42,142	24,103
New Oriental Education & Technology Group, Inc. Sponsored ADR(1)	64,523	7,823
Pool Corp.	72,915	15,486
Ross Stores, Inc.	117,528	13,683
Trip.com Group Ltd. ADR(1)	265,071	8,890
Under Armour, Inc. Class A(1)	555,671	12,002
Wynn Resorts Ltd.	99,561	13,826
		126,831

Consumer Staples—8.1%
Brown-Forman Corp. Class B	203,179	13,735
Freshpet, Inc.(1)	209,433	12,376
Grocery Outlet Holding Corp.(1)	231,496	7,512
McCormick & Co., Inc.	80,909	13,733
Monster Beverage Corp.(1)	116,701	7,416
		54,772

Financials—7.8%
Goosehead Insurance, Inc. Class A	233,922	9,918
MarketAxess Holdings, Inc.	52,082	19,745
SEI Investments Co.	177,698	11,636
T. Rowe Price Group, Inc.	91,398	11,136
		52,435

Health Care—10.9%
ABIOMED, Inc.(1)	38,287	6,531
Elanco Animal Health, Inc.(1)	241,236	7,104
HealthEquity, Inc.(1)	101,518	7,520
Illumina, Inc.(1)	19,568	6,492
Mettler-Toledo International, Inc.(1)	8,036	6,375
Silk Road Medical, Inc.(1)	195,398	7,890
Teladoc Health, Inc.(1)	188,561	15,786
Zoetis, Inc.	116,270	15,388
		73,086

Industrials—14.3%
CoStar Group, Inc.(1)	21,936	13,124
Equifax, Inc.	73,163	10,252
Fair Isaac Corp.(1)	64,935	24,330
Kansas City Southern	79,054	12,108
Rollins, Inc.	156,924	5,204
Roper Technologies, Inc.	29,422	10,422
SiteOne Landscape Supply, Inc.(1)	232,789	21,102
		96,542

Information Technology—33.0%
Amphenol Corp. Class A	142,509	15,424
Avalara, Inc.(1)	279,341	20,462
Bill.com Holdings, Inc.(1)(2)	316,129	12,029
Datadog, Inc. Class A(1)	137,216	5,184
DocuSign, Inc.(1)	190,251	14,099
	Shares	Value

Information Technology—continued
Dynatrace, Inc.(1)	315,678	$7,987
Elastic N.V.(1)	193,678	12,453
Fidelity National Information Services, Inc.	83,297	11,586
FleetCor Technologies, Inc.(1)	33,407	9,612
Gartner, Inc.(1)	48,620	7,492
Okta, Inc.(1)	126,561	14,601
Paycom Software, Inc.(1)	91,138	24,130
Slack Technologies, Inc. Class A(1)	212,553	4,778
Square, Inc. Class A(1)	106,624	6,670
Teradyne, Inc.	169,592	11,564
Trade Desk, Inc. (The) Class A(1)	125,990	32,730
Workday, Inc. Class A(1)	69,161	11,374
		222,175

Total Common Stocks (Identified Cost $492,588)		639,560

Total Long-Term Investments—94.9% (Identified Cost $492,588)		639,560

Short-Term Investment—6.6%
Money Market Mutual Fund—6.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(3)	44,880,154	44,880
Total Short-Term Investment (Identified Cost $44,880)		44,880

TOTAL INVESTMENTS—101.5% (Identified Cost $537,468)		$684,440
Other assets and liabilities, net—(1.5)%		(10,240)
NET ASSETS—100.0%		$674,200

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	A portion of the security is restricted
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	93%
China	7
Total	100%
† % of total investments as of December 31, 2019.
See Notes to Schedule of Investments

KAR Mid-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$639,560	$639,560
Money Market Mutual Fund	44,880	44,880
Total Investments	$684,440	$684,440
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
Securities held by the Fund with an end of period value of $12,029 were transferred from Level 3 to Level 1 due to a market listing.
See Notes to Schedule of Investments

KAR MID-CAP GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Other information regarding each Fund is available in the Fund’s most recent Report to Shareholders.
3